ROSENTHAL & ROSENTHAL, INC.

1370 BROADWAY

NEW YORK, NY 10018

March 26, 2014

Apache Energy Services, LLC

Aqua Handling of Texas, LLC

KMHVC, Inc.

710 North Post Oak Rd.

Ste. 400

Houston, TX  77024

Ladies and Gentlemen:

Reference is made to the Financing Agreement entered into between us dated June 27, 2013, as amended and/or supplemented (the “Financing Agreement”).

You have requested that we waive (the “Waiver”) compliance by you of the following covenant:

(i)

the requirement pursuant to Section 6.10 of the Financing Agreement with respect to your fiscal quarter ending December 31, 2013 (the “Subject Period”) that you maintain at the end of each of your fiscal quarters  Working Capital (“WC”) of not less than negative $2,000,000.

You represent that other than with respect to violations relating to the above, you are in full compliance with the terms of the Financing Agreement.  Based on this representation, the Waiver is hereby granted.  The Waiver, of course, shall be effective only with respect to violations as they relate to the Subject Period, and shall not relate to, or bar any right or remedy that we may have, with respect to violations of such provisions as they relate to any other period, or violations of any other provisions at any time.

Further, this will confirm that, effective March 26, 2014, Section 6.10 of the Financing Agreement is hereby amended and restated in its entirety so as to read as follows:

“6.10

Borrower shall, until payment in full of all Obligations to Lender and termination of this Agreement, cause to be maintained, commencing with the first fiscal quarter of 2014 and at the end of each of its fiscal quarters thereafter, Tangible Net Worth in an amount of not less than negative $1,000,000 and Working Capital in an amount of not less than negative $4,500,000.”

By your signature below, you authorize us to debit your account with us in the amount of $7,500 for the granting of the Waiver.

Except as hereinabove specifically set forth, all of the terms and conditions of the Financing Agreement shall remain in full force and effect and continue unmodified.

[signature page follows]

Very truly yours,

Agreed:

ROSENTHAL & ROSENTHAL, INC.

/s/ Andrew Matza

APACHE ENERGY SERVICES, LLC

By: _______________________

Andrew Matza, Vice President

By:   HII Technologies, Inc.

/s/ Matthew Flemming

         By: ________________________

Matthew Flemming, CEO

AQUA HANDLING OF TEXAS, LLC

/s/ Matthew Flemming

By: ______________________

Matthew Flemming, CEO

KMHVC, INC.

/s/ Matthew Flemming

By: ___________________________

Matthew Flemming, CEO